PROMISSORY NOTE

$6,275,881.10, plus applicable interest for loans completed through November 25, 2005.

FILCO GMBH, a German corporation, whose address is FilCO GmbH, Rheinstrasse 19-23 in 45478 Muelheim an der Ruhr Germany ("FiLCO"), acknowledges receiving funds during 2004 in the aggregate of $6,275,881.10, and hereby promises to pay back AIRTRAX, INC., a New Jersey corporation ("Airtrax"), the principal sum of Six million Two-hundred andSeventy-Five Thousand Eight Hundred and Eighty-One Dollars and ten cents, ($6,275,881.10), together with interest on the unpaid principal amount hereof at the rate of 8% compounded monthly. Airtrax and FiLCO agree that this Promissory Note in the amount of $6,275,881.10 will replace all notes accepted by FiLCO in relation to the payments received during 2004 -2005 and secured by separate promissory notes.

The interest rate of 8% shall be continued for the year of 2005 and 2006 and shall be the same interest rate charged for any additional loans made to Filco GmbH by Airtrax Inc. during the calendar year 2005 and 2006. Funds from Airtrax to FiLCO are evidenced by wire transfers or checks to FiLCO as follows: Bank account for Filco GmbH, Account no. 1121201 with Commerzbank AG, Essen Branch,, SWIFT CODE: COBADEFF, IBAN: DE51 3604 0039 0112 1201 00, or such evidence. Payment of principal and interest will be due and payable on December 31, 2006. All payments of the principal of, and interest on, this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and, at the option of Airtrax, such payments may be made by check mailed to Airtrax at Airtrax's address appearing on the signature page hereof (or such other address designated in writing by Airtrax to FiLCO) or by wire transfer to an account designated by Airtrax in writing to FiLCO.

     FiLCO hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, or endorsement of this Note shall be governed by, and construed in accordance with the laws of the State of New Jersey, USA without regard to principles of conflicts of law. Guarantor hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Atlantic, New Jersey, USA.

     FiLCO agrees to pay all of Airtrax's costs and expenses, including reasonable attorney fees and court costs, incurred in connection with collecting, enforcing, or defending this promissory note, irrespective as to whether suit is brought.

     No amendment, supplement, modification or waiver or termination of this promissory note shall be binding unless executed in writing by the party to be bound thereby.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be signed as of the date first above written.

FILCO GMBH


/s/ Stephan Schmidt
-------------------
Stephan Schmidt
11-25-05

NAME AND ADDRESS OF AIRTRAX:

Airtrax, Inc.
200 Freeway Drive Unit One
Blackwood, New Jersey 08012

WRITTEN RESOLUTION                                 SCHRIFTLICHE BESCHLUSSFASSUNG
of the shareholders of                             der Gesellschafterinnen der

                                   FILCO GMBH
                          Mulheim an der Ruhr, Germany

The undersigned                                              Die unterzeichnende

                 FIL FILIPOV, 100, East Huron Street.Suite 4703,
                           Chicago Illinois 60611, USA
is the only shareholder of                ist die alleinige Gesellschafterin der

                                   FILCO GMBH

Waiving all requirements as to call and notice, an extraordinary shareholders meeting is conducted and the following is resolved::

The company is given permission to undertake the following legal/ business actions:

FiLCO GmbH, Mulheim a.d. Ruhr, Germany is being authorized to enter into the following loan agreements and to grant securities as mentioned below:

Lender Airtrax Inc., 200 Freeway Drive Unit One, Blackwood, New Jersey USA, loan amount USD $6,275,881.10, security pledge of plant property, machinery and equipment.

No further business being presented the Shareholders Meeting was adjourned.

Unter Verzicht auf alle Fristen und Formen der Einberufung wird hiermit eine ausserordentliche Gesellschafterversammlung abgehalten und folgender Beschluss gefasst:

Die   Gesellschaft   wird   zur   Durchfuhrung   der   folgenden   juristischen/
geschaftlichen Vorgange ermachtigt:

FiLCO GmbH, Mulheim a.d. Ruhr, Deutschland, wird ermachtigt, die folgenden Darlehensvertrage abzuschlie(beta)en und die im folgenden genannten Sicherheiten zu gewahren:

Darlehensgeber Airtrax Inc., 200 Freeway Drive Unit One, Blackwood, New Jersey USA, Darlehensbetrag USD$6,275,881.10,-Sicherheit Verpfandung der Maschinen und maschinellen Einrichtungen.

Damit wurde die Gesellschafterversammlung geschlossen.

Mulheim Ruhr November 25, 2005


/s/ Fil Filipov
---------------
FIL FILIPOV



Zwischen                                                    Between

FiLCO GmbH                                                  FiLCO GmbH
Rheinstrasse 19 - 23                                        Rheinstrasse 10 - 23
45478 Mulheim a.d. Ruhr                                     45478 Mulheim a.d. Ruhr

- nachstehend ,,Sicherungsgeber" genannt-                   - hereinafter referred to as ,,Pledger"

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________
Und                                                         And

 Artrax Inc.                                                Airtrax Inc.
 200 Freeway Drive Unit One                                 200 Freeway Drive Unit One
Blackwood, NJ 08012 USA                                     Blackwood, NJ 08012  USA
- nachstehend ,,Darlehensgeber " genannt -
                                                            - hereinafter referred to as "Lender" -

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________
Wird folgender                                              The following pledge agreement

         Verpfandungsvertrag                                          Pledge Agreement

Geschlossen                                                 is concluded.
__________________________________________________________________________________________________________________

          Der   Sicherungsgeber  hat  mit   notariellem                  The  Pledger   bought   with   notarised
Kaufvertrag  vom   16.04.2003  vom   Insolvenzverwalter      contract  dtd.  April 16th,  2003  from the receiver
der   Clark    Material   Handling    GmbH   die    zur      of Clark  Material   Handling  GmbH,  machinery  and
Produktion  von  Gabelstaplern   notwendigen  Maschinen      equipment   located at the plant at  Rheinstrasse 19
und    maschinellen   Einrichtungen   in  der   Fabrik,      - 23,  45478  Mulheim  an  der Ruhr,  needed for the
Rheinstasse   19 - 23,   45478  Mulheim  an  der  Ruhr       production of forklift trucks
gekauft,


__________________________________________________________________________________________________________________

I.  Verpfandungserklarung                                   I.  Pledge

1.  Der Sicherungsgeber verpfandet dem Darlehensgeber       1.  The  Pledger   herewith  pledges   afformentioned
    the   hiermit  die   vorgenannten  Maschinen  und           machinery  and  equipment  (hereinafter  referred
    maschinellen  Einrichtungen, (im folgenden ,,M&E"           to as "M&E") to the Lender.
    genannt).


2.  Das Pfandrecht erstreckt sich ohne weiteres  auch       2.  The  right  of lien  shall automatically   extend
    auf   samtliche   kunftigen   Anderungen     oder           to   all  future   modifications   or  amendments
    Modifikationen  welche an den vorgenannten M&E              made to the aforementioned M&E.
    vorgenommen werden.

__________________________________________________________________________________________________________________


                                       4

II. Sicherungszweck                                         II. Purpose of the Collateral

       Mit   Vertrag   vom 25  November 2005   hat der               Pursuant to the contract   dated.  November,
    Darlehensgeber  FiLCO   ein  Darlehen  in Hohe von      25th,  2005, Lender  has  granted  a  loan  to  FiLCO
    $6,275,881.10,   plus   applicable   interest  for      in the amount of  USD $6,275,881.10,  plus applicable
    loans    completed    through  November  25,  2005      interest for loans  completed through November 25,
    geleistet.                                              2005




        Die  Verpfandung  er  folgt zur Sicherung aller            This pledge  is intended to secure  all claims
     Anspruche  einschlie(beta)lich der  Anspruche  auf     including  claims  for  any interest or  cost,  which
     Zinsen und Kosten, die dem Darlehensgeber aufgrund     Lender is entitled  to assert against  the Company by
     dieses Darlehens gegen die Gesellschaft zustehen.      virtue of the loan made.

__________________________________________________________________________________________________________________
III. Rechte und Pflichten des Sicherungsgebers              III. Rights and Obligations of Pledger


1.     Der  Sicherungsgeber ist berechtigt, die mit dem     1.  Until further notice   the  Pledger  is  entitled
     verpfandeten  M&E  verbundenen   Rechte  bis   auf         to  continue to  exercise  his rights  related to
     weiteres weiterhin zu nutzen.                              the pledged M&E.


2.   Der  Sicherungsgeber verpflichtet sich,  keinerlei     2.  The  Pledger undertakes  not to conduct any legal
     Rechtsgeschafte oder Handlungen vorzunehmen, durch         transactions or carry out  any acts  which  could
     welche   das   Pfandrecht  des     Darlehensgebers         frustrate or impair the  Lender's  right of lien,
     vereitelt  oder   beeintrachtigt, insbesondere der         particularly those which could reduce  the  value
     Wert    des   verpfandeten  M&E  als   Pfandobjekt         of the pledged M%E as Collateral.
     verringert werden.

3.   Der Sicherungsgeber kannim Einzelfall Pfandobjekte     3.  The Pledger  is  entitled  to sell  part  of  the
     im Rahmen  seiner Geschaftstatigkeit  verau (beta)         aforementioned  M&E within the   ordinary  course
     ern, sofern der Wert des Pfandobjektes EUR  2.000,         of his business as long  as the   value  of  each
     -- nicht ubersteigt.  Bei hieruber  hinausgehenden         part sold does not exceed  EUR 2.000,--.  In case
     Werten  hat  der Sicherungsgeber  vor Verau (beta)         parts with higher  value should  be sold  Pledger
     erung den Darlehensgeber zu informieren.                   has to  inform Lender before such sale  will take
                                                                place.




__________________________________________________________________________________________________________________
IV. Verzicht auf die Einrede der Aufrechenbarkeit           IV. Waiver of Defenses


    Der  Verpfander  kann sich nicht  darauf   berufen,         The  ledger may not refer the Lender to its right
    da(beta) der Darlehensgeber  seine Anspruche  durch         to satisfy  its claims by way of setting  off any
    Aufrechnung    gegen   fallige    Forderungen   der         claims it might have against the Company  (waiver
    Gesellschaft  befriedigen  kann   (Verzicht auf die         of the Pledger's setoff-defense according to sec.
    dem  Verpfander  nach ss.ss.   1211, 770 Abs. 2 des         1211 and 770 para.  2 of the  German Civil Code -
    Burgerlichen   Gesetzbuches   -  BGB  -  zustehende         hereinafter: BGB).
    Einrede der Aufrechenbarkeit).

__________________________________________________________________________________________________________________

                                       5

V.   Verwertung                                             V.  Realization


1.  Der    Darlehensgeber    ist    berechtigt,     das     1.  The  Lender is  entitled  to realize  the pledged
    verpfandete  M&E  zu  verwerten und   entsprechende         M&E  and  claim to receive copies if the  Company
    Herausgabe  zu  verlangen,  wenn  die  Gesellschaft         is in delay  with its agreed payment  obligations
    mit   falligen    Zahlungen  auf  die   gesicherten         towards Lender,  or if the Company has ceased its
    Forderungen    in  Verzug  ist,   ihre    Zahlungen         payments in general,  or if the Company has filed
    eingestellt     oder      die    Eroffnung    eines         an insolvency petition.
    gerichtlichen    Insolvenzverfahrens     uber   ihr
    Vermogen beantragt hat.


__________________________________________________________________________________________________________________

2.   Die   Darlehensgeber   wird  die   Verwertung  dem     2.  Lender shall warn Pledger prior to realization of
     Sicherungsgeber  unter  Fristsetzung   schriftlich         the collateral in writing by fixing a time-limit.
     androhen.    Stellt   der   Abschlu(beta)   dieses         If the  Pledge  is a  commercial  transaction for
     Vertrages    fur    den     Sicherungsgeber    ein         Pledger,  such  time-limit  shall be at least one
     Handelsgeschaft  dar, betragt die Frist mindestens         week. In every other case, such time-limit  shall
     eine Woche.  In allen ubrigen  Fallen  betragt sie         be at least one month.Lender will describe in its
     einen   Monat.   In   der   Androhung   wird   der         warning the amount of the  collateral  which will
     Darlehensgeber den Betrag bezeichnen, wegen dessen         subject to realization.  No warning  with a fixed
     die Verwertung  erfolgen soll. Einer Androhung mit         time-limit is necessary if Pledger has ceased its
     Fristsetzung    bedarf   es   nicht,    wenn   der         payments in  general,  or if Pledger has filed an
     Sicherungsgeber  seine Zahlungen  eingestellt oder         insolvency petition.
     die      Eroffnung       eines       gerichtlichen
     Insolvenzverfahrens  uber sein Vermogen  beantragt
     hat.
__________________________________________________________________________________________________________________
3.   Die   Darlehensgeber   darf  zur   Verwertung  das     3. In order to realize the pledged M&E the Lender may
     verpfandete M&E - abweichend von ss. 1277 S. 1 BGB        - in derogation of sec. 1277 sentence 1 BGB - have
     -   ohne    vollstreckbaren    Titel    offentlich        the M&E publicly  auctioned to the highest  bidder
     meistbietend  versteigern  lassen. Er wird auf die        without an executory  title. The Lender shall take
     berechtigten    Belange    des    Sicherungsgebers        Pledger's  justified concerns into  consideration.
     Rucksicht  nehmen. Er kann auch von ihm verlangen,        The  Lender  may  also  demand  that  the  Pledger
     dass er nach ihren  Weisungen das  verpfandete M&E        realizes the pledged M&E in the best  possible way
     bestmoglich  verwertet  oder  bei  der  Verwertung        and  according to Lender's  instructions  or gives
     mitwirkt.  Der  Sicherungsgeber  hat alles bei der        his  assistance.  The  Pledger  shall  immediately
     Verwertung Erlangte unverzuglich dem Darlehengeber        surrender any obtained proceeds to the -Lender.
     herauszugeben.

__________________________________________________________________________________________________________________

                                       6

__________________________________________________________________________________________________________________

4.  Im Fall der Verwertung  gehen samtliche  Anspruche      4. In the event of a realization  of the Pledge,  any
    der  Darlehensgeber  gegen die  Gesellschaft  erst         claims of the Lender  against the Company will not
    dann auf den Sicherungsgeber  uber, wenn die durch         be  transferred  to the  Pledger  until all claims
    diesen  Vertrag  gesicherten   Anspruche  samtlich         secured by this Pledge  Agreement  have been fully
    befriedigt sind. Bis dahin ist die  Darlehensgeber         settled. Until that time the Lender is entitled to
    berechtigt,  Verwertungserlose  als  Sicherheit zu         consider any proceeds as security  irrespective of
    behandeln, ungeachtet ihres Rechts, sich jederzeit         the  Lender's  right to use such  security  at any
    daraus zu befriedigen.                                     time.

__________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________

VI.  Ubergang von Sicherheiten                              VI.Transfer of Securities

1.   Hat der Sicherungsgeber  gesicherte  Anspruche der     1. In case the Pledger has settled  secured claims of
     Darlehensgeber  befriedigt,  gilt  folgendes:  Die        the Lender,  the following will apply: The Pledger
     Ubertragung von Sicherheiten, die die Gesellschaft        can only  request  the  assignment  of  securities
     gestellt hat, kann der  Sicherungsgeber  erst dann        provided by the  Company if all claims  secured by
     verlangen,   wenn   die   durch   das   Pfandrecht        the respective  pledge have been fully settled and
     gesicherten Anspruche vollstandig  befriedigt sind        the securities to be transferred are not needed to
     und die zu ubertragenden  Sicherheiten  nicht mehr        secure  other  claims  of the  Lender.  Securities
     zur Sicherung anderer Anspruche der Darlehensgeber        pledged by third parties will be  retransferred to
     dienen.  Sicherheiten,  die von  Dritten  bestellt        the  respective   third  party   Pledger,   unless
     worden  sind,  wird  der   Darlehensgeber  an  den        otherwise agreed with such third party Pledger.
     jeweiligen Sicherungsgeber zuruckubertragen, falls
     mit diesem nichts anderes vereinbart wurde.

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

 2. Soweit  Sicherheiten   kraft   Gesetzes   auf   den     2. In case and insofar as securities will be assigned
    Sicherungsgeber   ubergehen,  bleibt  es  bei   der        to the   Pledger  by  virtue  of  law,  the  legal
    gesetzlichen   Regelung.   Wenn  die  Anspruche der        regulations  will  apply.  In  case  the  Lender's
    Darlehensgeber den Verwertungserlos ubersteigen und        claims against  the Company are not fully  settled
    die   kraft  Gesetzes  auf   den    Sicherungsgeber        by the proceeds  of a  realization  of the pledged
    ubergehenden Sicherheiten auch  zur  Sicherung  des        M&E and  if any securities assigned to the Pledger
    durch  den  Verwertungserlos nicht gedeckten  Teils        by virtue of law will also serve as a security for
    der Anspruche dienen, so    steht    hierfur    der        the non covered portion of the Lender's claim, the
    Darlehensgeber  gegenuber dem  Sicherungsgeber  ein        Lender will have vis-a-vis Pledger a first ranking
    vorrangiges Befriedigungsrecht zu.                         claim to satisfy its claims.

3.  Etwaige  Anspruche  des   Sicherungsgebers   gegen      3. Claims which the Pledger  might have against other
    andere    Sicherungsgeber    auf   Ausgleich   und         third party  Pledgers for payment or assignment of
    Ubertragung  von  Sicherheiten  werden  durch  die         securities are not effected by the afore mentioned
    vorstehenden Regelungen nicht beruhrt.                     clauses.


__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________
VII. Anzeige, Genehmigung                                   VII.  Notification, Approval


1.  Die  Genehmigung   der   Gesellschafter   zu dieser     1. Shareholder's  approval  to this Pledge Agreement,
    Verpfandung,    die   nach     Artikel    5    des         which is  necessary  pursuant to Article 5. of the
    Gesellschaftsvertrages      in     Form       eines        Statutes  of  the  Company  in  form of a  written
    Gesellschafterbeschlusses erforderlich  ist,   wird        shareholders'  resolution, is attached  hereto  in
    hiermit  in  erforderlicher   Form  als  Anlage  zu        the form required.
    diesem Vertrag beigefugt.
__________________________________________________________________________________________________________________



                                       7

__________________________________________________________________________________________________________________
VIII. Annahme                                               VIII.Acceptance

     Die Darlehensgeber nimmt die Verpfandung hiermit an.      The Lender hereby accepts the Pledge.

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

IX.  Schlussbestimmungen                                    IX. Final Provisions


1.  Sollte eine Bestimmung dieses Vertrages  unwirksam      1. Should  any  provision  of  this  Agreement  be or
    oder  undurchfuhrbar sein oder werden, so soll das         become  ineffective or  unenforceable,  this shall
    die  Gultigkeit  des  Vertrages  im ubrigen  nicht         not affect the validity of the remaining  contents
    beruhren.    Die   Parteien   sind    verpflichtet         of  this  Agreement.   The  parties  undertake  to
    zusammenzuwirken,    um   die   unwirksame    oder         cooperate  in  substituting   the  ineffective  or
    undurchfuhrbare  Bestimmung  durch  eine  wirksame         unenforceable   provision   by  an   effective  or
    oder durchfuhrbare Bestimmung zu ersetzen, die dem         enforceable  provision  which  comes  as  close as
    wirtschaftlichen  Ergebnis  der  unwirksamen  oder         possible   to  the   commercial   result   of  the
    undurchfuhrbaren Bestimmung moglichst nahekommt.           ineffective or unenforceable provision.

                                                            2. This  pledge  supersedes  the pledge  dated 5 June
                                                               2005 but that  pledge  shall  remain in full force
                                                               and  effect  in the  event  this  pledge  is  held
                                                               invalid for any reason.

__________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________

2.  Dieser  Verpfandungsvertrag  wurde in zweisprachiger    2. This  Pledge  Agreement   has  been  issued in two
    Fassung erstellt. In  Zweifelsfallen ist die English       languages. In  cases  of  uncertainty, the English
    version ma(beta)geblich.                                   Version of this Agreement is determinate.


__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________
Mulheim Ruhr  November 25, 2005                                 Blackwood NJ,  November 25, 2005


FiLCO GmbH                                                      Airtrax Inc.
/s/ Stephan Schmidt                                             /s/ Peter Amico
-------------------                                             ---------------
Stephan Schmidt                                                 Peter Amico

__________________________________________________________________________________________________________________


                                       8